                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 11, 2005

                           RENAISSANCERE HOLDINGS LTD.

                             -----------------------
             (Exact name of registrant as specified in its charter)

          BERMUDA                      34-0-26512               98-014-1974
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(State or other jurisdiction        (Commission File           (IRS Employer
      of incorporation)                  Number)            Identification No.)

             Renaissance House
       8-20 East Broadway, Pembroke
                  Bermuda                                     HM 19
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(Address of principal executive offices)                    (Zip Code)

       Registrant's telephone number, including area code: (441) 295-4513
                                                           --------------

                                 NOT APPLICABLE

                             -----------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Effective as of March 11, 2005, Renaissance Reinsurance Ltd., Renaissance
Reinsurance of Europe, Glencoe Insurance Ltd., DaVinci Reinsurance Ltd.,
RenaissanceRe Holdings Ltd. (the "Company"), the banks and financial institutions parties thereto (collectively, the "Lenders"), Wachovia Bank,
National Association ("Wachovia"), as issuing bank, administrative agent, and collateral agent for the Lenders, and certain co-documentation agents entered into the Second Amendment to First Amended and Restated Reimbursement Agreement
(the "Second Amendment"), amending the First Amended and Restated Reimbursement
Agreement, dated as of March 31, 2004 (the "Reimbursement Agreement"), among the same parties.

The Second Amendment conforms certain provisions of the Reimbursement Agreement to comparable provisions in existing credit agreements of the Company and
DaVinciRe Holdings Ltd. ("DaVinciRe"), one of the Company's joint ventures. The description of the Second Amendment contained herein is qualified in its entirety by reference to the Second Amendment, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Fleet National Bank, Barclays Bank plc, Citibank, N.A., KeyBank, National
Association, Mellon Bank, N.A., and Wachovia, which are parties to the Second
Amendment, are also parties to a $500,000,000 credit agreement with the Company.
Citibank, N.A., Mellon Bank, N.A., and Wachovia, which are parties to the Second
Amendment, are also parties to a $100,000,000 credit agreement with DaVinciRe.
In addition, certain affiliates of the Lenders have in the past provided investment banking, transfer agent, trusteeship, custodial, and/or other financial services from time to time to the Company.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits.

     The following exhibits are filed as part of this report:

     EXHIBIT #      DESCRIPTION
     ---------      ------------------------------------------------------------
       10.1         Second Amendment to First Amended and Restated Reimbursement
                    Agreement, dated as of March 11, 2005, by and among
                    Renaissance Reinsurance Ltd., Renaissance Reinsurance of
                    Europe, Glencoe Insurance Ltd., DaVinci Reinsurance Ltd.,
                    RenaissanceRe Holdings Ltd., the banks and financial
                    institutions parties thereto, Wachovia Bank, National
                    Association, as issuing bank, administrative agent, and
                    collateral agent for the lenders, and certain
                    co-documentation agents.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       RENAISSANCERE HOLDINGS LTD.

Date: March 14, 2005                   By:   /s/  Stephen H. Weinstein
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                                           Name:  Stephen H. Weinstein
                                           Title: General Counsel & Corporate
                                                  Secretary

                                INDEX TO EXHIBITS

   EXHIBIT #       DESCRIPTION
   ---------       -------------------------------------------------------------
      10.1         Second Amendment to First Amended and Restated Reimbursement
                   Agreement, dated as of March 11, 2005, by and among
                   Renaissance Reinsurance Ltd., Renaissance Reinsurance of
                   Europe, Glencoe Insurance Ltd., DaVinci Reinsurance Ltd.,
                   RenaissanceRe Holdings Ltd., the banks and financial
                   institutions parties thereto, Wachovia Bank, National
                   Association, as issuing bank, administrative agent, and
                   collateral agent for the lenders, and certain
                   co-documentation agents.